UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
June 4, 2001
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

   Laboratory Corporation of America -Registered Trademark-Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that it has completed the acquisition of Minneapolis-based ViroMed Inc. ViroMed had clinical laboratory revenues for the twelve months ended December 31, 2000 of approximately $25.2 million and earnings before interest, taxes, depreciation and amortization of approximately $5.1 million. Terms of the transaction were not disclosed.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      (20)  Press release of the Company dated June 4, 2001.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
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                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: June 4, 2001